Exhibit 15

ACKNOWLEDGEMENT OF INDEPENDENT AUDITORS

The Board of Directors
First Midwest Bancorp, Inc.:

We are aware of the incorporation by reference in the following Registration Statements of our report dated May 14, 2001 and August 10, 2001 relating to the unaudited consolidated interim financial statements of First Midwest Bancorp, Inc. that are included in its Form 10-Q for the quarters ended March 31, 2001 and June 30 2001:

o Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan

o Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc Savings and Profit Sharing Plan

o Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

o Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

o Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

o Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Option Plan

o Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Director Stock Option Plan

o Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan

/s/ Ernst & Young, LLP

Chicago, Illinois

August 10, 2001